UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 - 10801 Thornmint Rd.
 San Diego, California, United States 92127
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 648-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective January 18, 2023, Live Current Media Inc. (the "Company") amended its articles of incorporation (the "Articles") by:

(a) increasing the number of authorized shares of common stock, par value $0.001 (the "Common Stock") from 500,000,000 shares of Common Stock to 850,000,000 shares of Common Stock; and

(b) creating a class of preferred stock, par value $0.001 (the "Preferred Stock") and authorizing the issuance of up to 100,000,000 shares of Preferred Stock.

The rights and restrictions attached to the Company's Common Stock remain unchanged.

The Preferred Stock provides the Company's board of directors (the "Board")  with the discretion to establish one or more series of Preferred Stock, the number of shares constituting that series, and the rights, privileges and restrictions attached to each series so established.  The rights, privileges and restrictions attached to any series of Preferred Stock established by our Board may be greater than those available to holders of the Company's Common Stock.

The above described amendments to the Company's Articles were approved by written consent provided by holders of 51% of the Company's outstanding shares of Common Stock as of the record date established for such purpose of December 22, 2022 (the "Record Date").

The above description of the amendments to the Company's Articles does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate of Amendment filed by the Company with the Nevada Secretary of State, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07 in its entirety.

As described the Company's Consent Solicitation Statement filed with the Securities and Exchange Commission on January 4, 2023, holders of record of the Company's Common Stock as of the Record Date were requested to requested to provide their written consent to amend the Company's Articles as described in Section 5.03 of this report.  Stockholders holding a total of 82,438,709 shares of Common Stock as of the Record Date provided written consents in respect of the proposed amendments to the Company's Articles as follows:

	Shares	%*
Written consents submitted FOR the amendments	82,175,899	51%
Written consents submitted AGAINST the amendments	262,810	<1%
Written consents submitted ABSTAINING	0	n/a
* Based on 160,631,229 shares of Common Stock outstanding as of the Record Date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

4.1	Certificate of Amendment to Articles - Increase in Authorized Capital to 850,000,000 shares of common stock, par value $0.001 and 100,000,000 shares of preferred stock, par value $0.001
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.
Date: February 10, 2023

	By:	/s/ Mark Ollila
Mark Ollila Chief Executive Officer